Accrued Liabilities - Components of Accrued Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Payables And Accruals [Abstract]
Voyage and vessel expenses	$ 72,481	$ 33,949
Audit, legal and other general expenses	37,473	2,134
Interest including interest rate swaps	20,185	14,713
Payroll and benefits	6,803	9,864
Income tax payable and other	1,214	1,048
Total Accrued Liabilities	$ 138,156	$ 61,708